IMPACT MANAGEMENT INVESTMENT TRUST

                          IMPACT TOTAL RETURN PORTFOLIO

                                 CLASS A SHARES
                                 CLASS F SHARES
                                 CLASS R SHARES
                           INSTITUTIONAL CLASS SHARES

    SUPPLEMENT DATED MAY 31, 2002 TO THE PROSPECTUSES DATED JANUARY 28, 2002

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     Equity Assets Management, Inc. ("EAM"), the IMPACT Total Return Portfolio's
(the "Portfolio")  investment adviser,  has entered into a definitive  agreement
with  Schneider  Capital  Management,   Inc.   ("Schneider"),   the  Portfolio's
sub-adviser, for the sale of EAM's business relating to the management of the Portfolio's assets (the "Transaction"). EAM's board of directors determined that the Transaction was in the best interest of EAM due to its inability to achieve profitability in connection with the management of the Portfolio and concern regarding EAM's ability going forward to adequately support and grow the Portfolio.

     In connection with the Transaction, EAM intends to present to the Portfolio's board of trustees and subsequently to the shareholders of the Portfolio, at special meeting thereof, a proposal to transfer substantially all of the assets of the Portfolio to the Schneider Value Fund series of the RBB Fund, Inc. in a tax-free reorganization pursuant to a reorganization agreement (the "Reorganization") and approve and adopt the existing advisory agreement between Schneider and the Schneider Value Fund. If approved by the board of trustees and shareholders of the Portfolio, upon the simultaneous consummation of the Transaction and Reorganization, the Portfolio's advisory agreement with EAM will be deemed to have been assigned and, therefore, will terminate. The Transaction and Reorganization are expected to be completed by August of 2002.

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                       IMPACT MANAGEMENT INVESTMENT TRUST

                                 IMPACT 25 FUND

                                 CLASS A SHARES
                                 CLASS F SHARES
                           INSTITUTIONAL CLASS SHARES

      SUPPLEMENT DATED MAY 31, 2002 TO THE PROSPECTUSES DATED APRIL 1, 2002

     Equity Assets Management, Inc. ("EAM"), the IMPACT 25 Fund's (the "Fund") investment adviser, has entered into a definitive agreement with Schneider Capital Management, Inc. ("Schneider"), the sub-adviser to the IMPACT Total Return Portfolio (the "Portfolio"), a separate series of the IMPACT Management Investment Trust, for the sale of EAM's business relating to the management of the Portfolio's assets (the "Transaction"). EAM's board of directors determined that the Transaction was in the best interest of EAM due to its inability to achieve profitability in connection with the management of the Portfolio and concern regarding EAM's ability going forward to adequately support and grow the Portfolio. Also, EAM will explore various options in connection with providing management and investment advice to the Fund.

     In connection with the Transaction, EAM intends to present to the board of trustees of the Portfolio and the shareholders of the Portfolio, at special meeting thereof, a proposal to transfer substantially all of the assets of the Portfolio to the Schneider Value Fund series of the RBB Fund, Inc. in a tax-free reorganization pursuant to a reorganization agreement (the "Reorganization"). The Transaction and Reorganization are expected to be completed by August of 2002.

     The Transaction and Reorganization will not directly affect the Fund's advisory agreement with EAM or sub-advisory agreement with Denali Advisors LLC.